Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review
         USAA Texas Tax-Free Income Fund                                4
         USAA Texas Tax-Free Money Market Fund                         10
      Financial Information
         Distributions to Shareholders                                 13
         Independent Auditors' Report                                  14
         Portfolios of Investments:
            Categories and Definitions                                 15
            USAA Texas Tax-Free Income Fund                            16
            USAA Texas Tax-Free Money Market Fund                      19
            Notes to Portfolios of Investments                         21
         Statements of Assets and Liabilities                          22
         Statements of Operations                                      23
         Statements of Changes in Net Assets                           24
         Notes to Financial Statements                                 25









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA   with  the  eagle  is   registered   in  the  U.S.   Patent  &   Trademark
Office.(Copyright)2000, USAA. All rights reserved.










USAA Family of Funds Summary

       Fund                                    Minimum
     Type/Name            Volatility         Investment
-------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------
 Aggressive Growth        Very high            $3,000
 Emerging Markets         Very high             3,000
 First Start Growth
  (Registered Trademark)  Moderate to high      3,000
 Gold                     Very high             3,000
 Growth                   Moderate to high      3,000
 Growth & Income          Moderate              3,000
 International            Moderate to high      3,000
 S&P 500(Registered
  Trademark)Index         Moderate              3,000
 Science & Technology     Very high             3,000
 Small Cap Stock          Very high             3,000
 World Growth             Moderate to high      3,000
-------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------
 Balanced Strategy        Moderate             $3,000
 Cornerstone Strategy     Moderate              3,000
 Growth and Tax
  Strategy                Moderate              3,000
 Growth Strategy          Moderate to high      3,000
 Income Strategy          Low to moderate       3,000
-------------------------------------------------------
INCOME-TAXABLE
-------------------------------------------------------
 GNMA(Registered
  Trademark)              Low to moderate      $3,000
 High-Yield
  Opportunities           High                  3,000
 Income                   Moderate              3,000
 Income Stock             Moderate              3,000
 Intermediate-Term
  Bond                    Low to moderate       3,000
 Short-Term Bond          Low                   3,000
-------------------------------------------------------
INCOME-TAX EXEMPT
-------------------------------------------------------
 Long-Term                Moderate             $3,000
 Intermediate-Term        Low to moderate       3,000
 Short-Term               Low                   3,000
 State Bond Income        Moderate              3,000
-------------------------------------------------------
MONEY MARKET
-------------------------------------------------------
 Money Market             Very low             $3,000
 Tax Exempt
  Money Market            Very low              3,000
 Treasury Money
  Market Trust
  (Registered Trademark)  Very low              3,000
 State Money Market       Very low              3,000
-------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark)is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

From the vantage point of March 2000, we can all look at the tax-exempt bond market and breathe just a little more easily. It has been a long time since we have been able to do that.

At USAA Investments we believe that many investors are, in truth, more comfortable with some of their assets allocated to bonds. Bonds are less volatile than stocks over long periods, and they can lessen the turmoil in a portfolio. Many times I hear people ask, "Why would anyone invest in bonds when stocks have such higher returns?" My answer is that I have known few people who have the fortitude to have all of their money in stocks. That doesn't mean that a person who allocates some of a portfolio to bonds is weak. That's simply the way we are. When stocks drop precipitously, I am convinced that opportunities are created. But only a calm, calculating person can take advantage of them. That usually means a person who is properly allocated all the time. Those precipitous drops tend to surprise everyone.

Another key belief of ours is that income is the basis of most of the potential returns on bonds and that by maximizing income we may produce very good results over time.

This emphasis on income can hurt in a year like 1999, but when you consider periods of just a few years you get a clearer picture of what we mean.

--------------------------------------------------------------------------------
                    Total Return for Periods Ending 12/31/99
--------------------------------------------------------------------------------
                                               1 Year     5 Years  10 Years
                                               ------     -------  --------
    USAA Tax Exempt Long-Term Fund             -5.04%      6.59%     6.37%
    USAA Tax Exempt Intermediate-Term Fund     -2.61%      6.37%     6.49%
    USAA Tax Exempt Short-Term Fund             1.64%      4.98%     5.06%
    USAA Tax Exempt Money Market Fund           3.15%      3.40%     3.60%
--------------------------------------------------------------------------------

    Total return equals income plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

The key thing about this chart is that all of these returns include the bad market of 1999. One poor year has not overturned the good returns of many years.

Markets will always move, but we believe that a sound and consistent strategy will pay off.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board






For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.










Investment Review

USAA TEXAS TAX-FREE INCOME FUND

OBJECTIVE: High level of current income exempt from federal income taxes.

TYPES OF INVESTMENTS: Invests principally in long-term, investment-grade Texas tax-exempt securities.

--------------------------------------------------------------------------------
                                                       3/31/99         3/31/00
--------------------------------------------------------------------------------
  Net Assets                                        $34.8 Million  $31.9 Million
  Net Asset Value Per Share                             $11.07        $10.12
  Tax-Exempt Dividends Per Share Last 12 Months          $.557         $.546
  Capital Gain Distributions Per Share Last 12 Months    $.018         $.034
--------------------------------------------------------------------------------
30-Day SEC Yield* as of 3/31/00
--------------------------------------------------------------------------------
  30-Day SEC Yield                                                      5.46%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.







                     Average Annual Compounded Returns with
           Reinvestment of Dividends - Periods Ending March 31, 2000
================================================================================
              Total Return    Equals    Dividend Return    Plus    Price Change
--------------------------------------------------------------------------------
Since 8/1/94      6.52%         =             5.51%          +        1.01%
--------------------------------------------------------------------------------
5 Years           6.23%         =             5.50%          +        0.73%
--------------------------------------------------------------------------------
1 Year           -3.29%         =             4.99%          +       -8.28%
================================================================================








              Annual Total Returns and Compounded Dividend Returns
                 for the Five-Year Period Ending March 31, 2000

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Texas Tax-Free Income Fund for the five-year period ended March 31, 2000.

Total Return for Years Ended:
----------------------------
03/31/96        9.42%
03/31/97        7.06%
03/31/98       13.71%
03/31/99        5.00%
03/31/00       -3.29%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/96        5.85%
03/31/97        5.86%
03/31/98        5.86%
03/31/99        5.11%
03/31/00        4.99%

Change in Share Price:
---------------------
03/31/96        3.57%
03/31/97        1.20%
03/31/98        7.85%
03/31/99       -0.11%
03/31/00       -8.28%

** Compounded Dividend yield calculation includes only income distributions.


Total return equals dividend return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income from dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.










                 Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Texas Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Texas Municipal Debt Funds Average from 3/31/96 to 3/31/00.

            USAA Texas Tax-Free              Lipper Texas Municipal
             Income Fund Yield              Debt Funds Average Yield
            -------------------             ------------------------
03/31/96         5.55%                              5.15%
03/31/97         5.64%                              5.11%
03/31/98         5.17%                              4.77%
03/31/99         5.03%                              4.54%
03/31/00         5.40%                              4.86%


The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/96 to 3/31/00.









                    Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Texas Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Texas Municipal Debt Funds Average. The data is from 8/1/94 through 3/31/00. The data points from the graph are as follows:

USAA  Texas Tax-Free Income Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,856
03/31/95              $10,575
09/30/95              $11,163
03/31/96              $11,571
09/30/96              $12,118
03/31/97              $12,389
09/30/97              $13,366
03/31/98              $14,087
09/30/98              $14,755
03/31/99              $14,791
09/30/99              $14,108
03/31/00              $14,305

Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,887
03/31/95              $10,435
09/30/95              $10,993
03/31/96              $11,309
09/30/96              $11,657
03/31/97              $11,925
09/30/97              $12,708
03/31/98              $13,203
09/30/98              $13,816
03/31/99              $14,022
09/30/99              $13,719
03/31/00              $14,011

Lipper Texas Municipal Debt Funds Average
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,830
03/31/95              $10,392
09/30/95              $10,849
03/31/96              $11,187
09/30/96              $11,509
03/31/97              $11,757
09/30/97              $12,512
03/31/98              $12,991
09/30/98              $13,543
03/31/99              $13,632
09/30/99              $13,081
03/31/00              $13,245

Data since inception on 8/1/94 through 3/31/00.


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term, investment-grade, tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas municipal debt funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index since funds have expenses.













Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE.]

THE MUNICIPAL BOND MARKET

You just can't keep a strong economy down. Apparently, not even the Federal Reserve Board (the Fed) can do it. After raising the fed funds target rate five times since last June, the U.S. economy still grew by 7.35% in the fourth quarter of 1999. Thankfully, inflation has remained under control -- although it's been creeping up since early 1998. Last year, the fixed-income markets suffered a crisis in confidence fearing that inflation would most certainly increase. In response, bond prices fell as interest rates rose for most of 1999.

However, the virtuous cycle of robust noninflationary growth described by Chairman Alan Greenspan continues as technological innovation allows industry to use raw materials and labor more efficiently. Add a volatile stock market to continued low inflation, and we have the ingredients for a bond-market rally that began in late January of this year. Of course, that ignores Chairman Greenspan's warning that the economy is growing well in excess of its sustainable, noninflationary rate.

The yield on the Bond Buyer 40-Bond Index (BBI40) steadily increased by 1.1% from March 1999 until January 2000. Since late January, the yield has fallen roughly 0.4%, closing at 5.97% on March 31, 2000. The 30-year U.S. Treasury bond (the long bond) ended the period at 5.83%. Investor redemptions last fall and a reduction in future issuance of the long bond were major reasons why the municipal market has underperformed the U.S. government long-bond market.






                Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/99 to 3/31/00.

                30-year             Bond Buyer
                  U.S.               40-Bond
                Treasury           Index (BBI40)
                --------           -------------
03/31/99          5.63%                5.23%
04/15/99          5.53%                5.21%
04/30/99          5.66%                5.28%
05/14/99          5.92%                5.38%
05/31/99          5.83%                5.37%
06/15/99          6.11%                5.53%
06/30/99          5.96%                5.55%
07/15/99          5.92%                5.50%
07/30/99          6.10%                5.59%
08/16/99          6.09%                5.88%
08/31/99          6.06%                5.78%
09/15/99          6.10%                5.86%
09/30/99          6.05%                5.89%
10/15/99          6.26%                6.06%
10/29/99          6.16%                6.08%
11/15/99          6.02%                5.99%
11/30/99          6.29%                6.11%
12/15/99          6.33%                6.11%
12/31/99          6.48%                6.22%
01/14/00          6.70%                6.29%
01/31/00          6.49%                6.31%
02/15/00          6.25%                6.24%
02/29/00          6.14%                6.17%
03/15/00          6.08%                6.09%
03/31/00          5.83%                5.97%


Past performance is no guarantee of future results.

The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.











STRATEGY

I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a three- to five-year investment horizon. My rationale for this strategy is:

   - I believe that a large number of our investors own the Fund for the tax-free income and invest for the long term.

   - Although past performance is no guarantee of future results, the strategy has worked in different kinds of markets over the years. Long-term performance, measured by total return, has been well above the peer-group average.

The Fund remains fully invested in long-term, investment-grade municipal bonds. Municipal bonds maturing in 20 years or longer almost always yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more volatile in price than shorter-maturity bonds. That's why we encourage only those investors with an investment horizon of four or more years to buy our tax-exempt bond funds. In regard to credit risk, I believe investment-grade bonds (rated BBB or higher by a rating agency) offer the best risk/reward compared to junk bonds.

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the federal alternative minimum tax
(AMT) for individuals. Consequently, since their inception, no USAA tax-exempt fund has ever distributed income that was subject to the AMT for individuals. Looking ahead, we have no intention of purchasing municipal bonds that are subject to the AMT for individuals in any of the USAA tax-exempt funds. Of course we would certainly advise our shareholders if a change occurs in the federal tax code that would compel us to reconsider our position.

FUND PERFORMANCE

While past performance is no guarantee of future results, from March 31, 1999, to March 31, 2000, your Fund paid a dividend distribution yield of 5.40% versus an average dividend distribution yield of 4.86% for the Lipper Texas Municipal Debt Funds Average. During the fiscal year, the Fund's share price decreased by $0.95 to $10.12. During this period, the Fund's total return was -3.29% compared to the Lipper Average of -3.08%.

                                    * * * *

I'm pleased to say that your Fund received an Overall Star Rating of 4 stars in the municipal bond fund category from Morningstar Rating(Trademark) for the period ended March 31, 2000.

THE STATE OF TEXAS

Texas concluded the year with a robust economy and sound financial health. During the 1990s, the Texas economy moved away from oil and gas to become more diversified, like the rest of the nation. As a result, the booming U.S. economy has been one of the major factors in the state's economic growth. Texas' economic fundamentals remain strong due to low business costs such as wages and taxes, substantial growth of the high-tech sector, and its favorable geographic location for international trade. Texas added 2.35 million jobs in the 1990s, more than any other state. I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they indicate the financial and economic environment of the state. We will closely monitor those specific credit issues and litigation that could potentially impact the value of your holdings.

================================================================================

Important Notice:

By the time you receive this annual shareholder report, you should have been informed that the USAA State Tax-Free Trust Board of Trustees has voted to close the Texas Funds as of June 30, 2000. A letter that explains the closure has been sent to you from IMCO's president, Michael J.C. Roth. In addition, an IMCO member service representative should have contacted you by telephone. If you have any concerns or questions, please contact a member service representative.




The 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions.

Refer to the bottom of page 5 for the Lipper Average definition.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gain distributions.

Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of March 31, 2000. The ratings are subject to change every month. Morningstar ratings on U.S.-domiciled funds are calculated from the fund's three- and five-year average annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The USAA Texas Tax-Free Income Fund received 3 stars and 4 stars for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S.-domiciled funds. The Fund was rated among 1,682 and 1,394 funds in the municipal bond fund category for the three- and five-year periods, respectively.










TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
  To match the USAA Texas Tax-Free Income Fund's closing 30-day SEC yield of 5.46% and:

  Assuming a marginal federal tax rate of:  15%     28%     31%     36%    39.6%

  A fully taxable investment must pay:     6.42%   7.58%   7.91%   8.53%   9.04%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds.

Some income may be subject to the federal alternative minimum tax.









                        Portfolio Ratings Mix
                           March 31, 2000

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2000 of the USAA Texas Tax-Free Income Fund to be:

AAA - 43%; AA - 26%; A - 12%; and BBB - 19%.


The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Services, or Fitch IBCA. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for 0.5% of the Fund's investments, and are included in their appropriate category above.


See page 16 for a complete listing of the portfolio of investments.











Investment Review

USAA TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: High level of current income exempt from federal income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality, Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                            3/31/99              3/31/00
--------------------------------------------------------------------------------
  Net Assets                             $7.5 Million         $9.6 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 7-Day Yield as of 3/31/00
--------------------------------------------------------------------------------
                                        Since Inception        7-Day
            1 Year          5 Years        on 8/1/94           Yield
             3.20%           3.30%           3.29%             3.42%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.








                            7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Texas Tax-Free Money Market Fund and the iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                      USAA Texas Tax-Free
                      Money Market Fund                    iMoneyNet, Inc.
                      -------------------                  ---------------
03/29/99                     2.88%                              2.34%
04/26/99                     3.17%                              2.66%
05/31/99                     3.06%                              2.58%
06/28/99                     3.23%                              2.82%
07/26/99                     2.91%                              2.40%
08/30/99                     2.97%                              2.53%
09/27/99                     3.40%                              2.90%
10/25/99                     3.08%                              2.65%
11/29/99                     3.51%                              3.03%
12/27/99                     4.05%                              3.40%
01/31/00                     2.94%                              2.61%
02/28/00                     3.51%                              2.90%
03/27/00                     3.38%                              2.94%

Data represent the last Monday of each month.
Ending date 3/27/00.


The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. (formerly IBC Financial Data) State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.












Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE.]

MARKET SUMMARY

Since our last shareholder report, the national economy has continued to strengthen. In response, the Federal Reserve has increased the federal funds rate (the interest rate banks charge other banks) three times since September in order to curb inflation. Normally, the raising of the federal funds rate causes interest rates to rise. However, the Treasury market has instead been reacting to the news that there will be a reduction in the issuance of long-term Treasury bonds, and thus the yields for 30-year Treasuries have declined.

Rates have increased in the short-term, tax-exempt market. According to the Bond Buyer One-Year Note Index, municipal notes have increased to 4.08% at the end of March, up from 3.73% last September -- an increase of 0.35%.

STRATEGY

We believe that variable-rate demand notes (VRDNs) provide the best value for the USAA Texas Tax-Free Money Market Fund. VRDNs provide the owner the option to sell the security back to the issuer with a notice of seven days or less at a price of par (100% of face value) plus accrued interest. The interest rates on these securities also reset at least every seven days. The VRDNs are particularly attractive now as they allow the Fund to participate in rising rates as well as provide the needed flexibility to extend into longer-term securities as they become more attractive. In addition, our team of analysts continues to research each security before it is purchased to ensure it meets our high credit standards.

THE FUND

Daily and weekly VRDNs represent 96% of the Fund's assets on March 31, 2000. This has been a positive for the Fund since average weekly rates have been attractive when compared to other alternatives.

The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year, tax-exempt notes.

FUND PERFORMANCE

For the 12 months ending March 31, 2000, your Fund ranked 4 out of 172 state specific tax-exempt money market funds according to iMoneyNet, Inc. (formerly IBC Financial Data), with a return of 3.20%. The average for the category over the same period was 2.72%. Please keep in mind that past performance is no guarantee of future results.

================================================================================

Important Notice:

By the time you receive this annual shareholder report, you should have been informed that the USAA State Tax-Free Trust Board of Trustees has voted to close the Texas Funds as of June 30, 2000. A letter that explains the closure has been sent to you from IMCO's president, Michael J.C. Roth. In addition, an IMCO member service representative should have contacted you by telephone. If you have any concerns or questions, please contact a member service representative.





                     Cumulative Performance Comparison

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Texas Tax-Free Money Market Fund. The data is from 8/1/94 to 3/31/00. The data points from the graph are as follows:

USAA  Texas Tax-Free Money Market Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $10,044
03/31/95              $10,209
09/30/95              $10,392
03/31/96              $10,566
09/30/96              $10,736
03/31/97              $10,906
09/30/97              $11,096
03/31/98              $11,280
09/30/98              $11,468
03/31/99              $11,637
09/30/99              $11,814
03/31/00              $12,010

Data since inception on 8/1/94 through 3/31/00.


Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For the seven-day yield information, please refer to the Fund's Investment Review.

See page 19 for a complete listing of the portfolio of investments.












Distributions to Shareholders

The Funds completed their fiscal year on March 31, 2000. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and which dividends represented long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. The Texas Tax-Free Income Fund distributed $0.03372 per share of long-term capital gains for the year ended March 31, 2000. The Texas Tax-Free Money Market Fund had no long-term distributions for the year ended March 31, 2000.













Independent Auditors' Report

KPMG


The Shareholders and Board of Trustees

USAA STATE TAX-FREE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Texas Tax-Free Income and USAA Texas Tax-Free Money Market Funds, series of the USAA State Tax-Free Trust, as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Texas Tax-Free Income and USAA Texas Tax-Free Money Market Funds as of March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    KPMG LLP

San Antonio, Texas
May 5, 2000













CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 2000


Fixed-rate instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable-rate demand notes (VRDNs) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Texas Tax-Free Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Texas Tax-Free Money Market Fund through rigorous internal credit research.

(ETM)  Escrowed to final maturity.
(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced  by a bank  letter of  credit.
(NBGA) Enhanced  by a  non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.                        (4) Financial Security
       (2) AMBAC Financial Group, Inc.             Assurance Holdings Ltd.
       (3) Financial Guaranty Insurance Co.  (5) ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

GO      General Obligation                 ISD   Independent School District
IDA     Industrial Development             MFH   Multi-Family Housing
         Authority/Agency                  PCRB  Pollution Control Revenue Bond
IDC     Industrial Development Corp.       RB    Revenue Bond












USAA TEXAS TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000


Principal                                             Coupon    Final    Market
 Amount                Security                        Rate    Maturity   Value
--------------------------------------------------------------------------------
                         FIXED-RATE INSTRUMENTS (86.2%)

           Texas (82.9%)
 $   200   Austin Community College District RB,
            Series 1995 (PRE)                          6.10%   2/01/2015 $   210
   1,300   Austin Higher Education Auth. RB,
            Series 1998                                5.25    8/01/2023   1,105
   1,500   Austin Hotel Occupancy Tax RB,
            Series 1999 (INS)(2)                       5.80   11/15/2029   1,491
     145   Bexar Metropolitan Water District RB,
            Series 1995 (INS)(1)                       5.88    5/01/2022     145
     500   Brazos County Health Facilities RB,
            Series 1993B                               6.00    1/01/2019     469
   1,025   Brazos River Auth. RB, Series 1999A         5.38    4/01/2019     888
   1,000   Canadian River Municipal Water
            Authority RB, Series 1999 (INS)(1)         5.63    2/15/2020     988
     750   Columbus Community IDC Sales Tax RB,
            Series 1998                                5.75   11/01/2023     687
     165   Department of Housing and Community
            Affairs RB, Series 1991A                   6.95    7/01/2023     172
     275   Guadalupe-Blanco River Auth. IDC RB,
            Series 1982A                               6.35    7/01/2022     284
   1,200   Harlingen Consolidated ISD GO,
            Series 1999 (NBGA)                         5.65    8/15/2029   1,167
   1,250   Harris County Health Facilities
            Development Corp. RB, Series 1999A
            (INS)(4)                                   5.20    5/15/2020   1,145
           Harris County Health Facilities RB,
     200    Series 1991A (ETM)                         6.75    2/15/2021     207
     150    Series 1992 (PRE)                          7.13    6/01/2015     159
     400   Harris County IDC RB, Series 1992           6.95    2/01/2022     409
     600   Harrison County Health Facilities
            Development Corp. RB, Series 1998 (INS)(5) 5.50    1/01/2018     539
     100   Health Facilities Development Corp. RB,
            Series 1993B (INS)(1)                      6.38    8/15/2023     102
      65   Housing Agency Single-Family Mortgage RB,
            Series 1991A                               7.15    9/01/2012      67
     150   Houston Water and Sewer System RB,
            Series 1992B                               6.38   12/01/2014     156
   1,300   Irving GO, Series 2000                      5.50    3/15/2015   1,312
   1,350   Leander ISD RB, Refunding (NBGA)            5.50    8/15/2017   1,340
   1,000   Lewisville RB, Series 1998 (INS)(5)         5.80    9/01/2025     977
     500   Lower Neches Valley Auth. IDC RB,
            Series 1997                                5.80    5/01/2022     489
   1,000   Lubbock Tax and Waterworks RB, Series 1999  5.70    2/15/2020     999
     400   Matagorda County Navigation District PCRB,
            Series 1993                                6.00    7/01/2028     372
     700   Northeast Hospital Auth. RB, Series 1997
            (INS)(4)                                   5.63    5/15/2022     676
   1,000   Nueces River Auth. Water Supply Facilities
            RB, Series 1997 (INS)(4)                   5.50    3/01/2027     956
     800   Orange County Navigation and Port
            District IDC RB, Series 1996               6.38    2/01/2017     823
           Pantego GO,
      60    Series 1994                                7.75    2/15/2014      64
      65    Series 1994                                7.75    2/15/2015      69
           Port of Corpus Christi IDC PCRB,
   1,400    Series 1997A                               5.45    4/01/2027   1,159
   1,000    Series 1997B                               5.40    4/01/2018     854
   1,300   San Antonio Electric and Gas RB, Series
            1998A                                      5.25    2/01/2013   1,286
   1,500   State GO, Series 1999A                      5.50    8/01/2024   1,448
   1,400   Travis County Health Facilities
            Development Corp. RB, Series 1999A
            (INS)(2)                                   5.88   11/15/2024   1,391
     150   Turnpike Auth. Dallas North Tollway RB,
            Series 1994 (PRE) (INS)(3)                 6.75    1/01/2015     164
   1,500   University of Texas RB, Series 1999A        5.70    8/15/2020   1,496
           Water Development Board GO,
      50    Series 1994 (PRE)                          7.00    8/01/2020      54
     150    Series 1994                                7.00    8/01/2020     161
           Puerto Rico (3.3%)
     600   Electric Power Auth. RB, Series 1995Z       5.25    7/01/2021     562
     475   Highway Auth. RB, Series Q (PRE)            6.00    7/01/2020     478
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $28,289)                   27,520
--------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (12.5%)

           Texas
     200   Angelina and Neches River Auth. RB,
            Series 1984D (LOC)                         4.00    5/01/2014     200
   1,000   Harris County Housing Finance Corp. MFH RB,
            Series 1988A (NBGA)                        3.90    6/01/2005   1,000
   1,600   Port Arthur Navigation District IDC PCRB,
            Series 1985 (LOC)                          4.10    5/01/2003   1,600
   1,200   Travis County Housing Finance Corp. MFH RB,
            Series 1999 (NBGA)                         3.90   12/15/2029   1,200
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $4,000)                 4,000
--------------------------------------------------------------------------------
           Total investments (cost: $32,289)                             $31,520
================================================================================












                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            General Obligations                                 17.4%
            Water/Sewer Utilities - Municipal                   10.2
            Hospitals                                            9.9
            Education                                            8.1
            Multi-Family Housing                                 6.9
            Oil & Gas - Refining/Manufacturing                   6.3
            Electric/Gas Utilities - Municipal                   5.8
            Oil & Gas - Exploration & Production                 5.0
            Special Assessment/Tax/Fee                           4.7
            Escrowed Bonds                                       4.0
            Electric Utilities                                   3.9
            Buildings                                            3.6
            Real Estate Tax-Free                                 3.1
            Agricultural Products                                2.6
            Sales Tax                                            2.1
            Oil - International Integrated                       1.5
            Leasing                                              1.3
            Other                                                2.3
                                                                ----
            Total                                               98.7%
                                                                ====












USAA TEXAS TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 2000


Principal                                             Coupon    Final
 Amount                 Security                       Rate    Maturity   Value
--------------------------------------------------------------------------------
                       VARIABLE-RATE DEMAND NOTES (95.7%)

           Texas
  $  400   Alamo Heights Higher Education Facility RB,
            Series 1999A (LOC)                         4.05%   4/01/2019  $  400
     200   Amarillo Health Facilities Corp. RB,
            Series 1985 (LOC)                          4.10    5/31/2025     200
     800   Angelina and Neches River Auth. RB,
            Series 1984D (LOC)                         4.00    5/01/2014     800
     485   Arlington IDC RB, Series 1985 (LOC)         4.20   10/01/2020     485
     330   Bell County Health Facilities
            Development Corp. RB, Series 1998 (LOC)    3.90    5/01/2023     330
     380   Bexar County Health Facilities RB,
            Series 1985B (LOC)                         3.90    3/01/2012     380
           Bexar County Housing Finance Corp. MFH RB,
     200    Series 1988A (NBGA)                        3.90    8/01/2006     200
     300    Series 1988B (NBGA)                        3.90    6/01/2005     300
     300   Comal County Health Facilities
            Development Corp. RB, Series 1997 (LOC)    3.90    2/01/2027     300
     800   Garland IDA PCRB, Series 1985               4.30   12/01/2005     800
     200   Gulf Coast IDA RB, Series 1989 (LOC)        4.05   11/01/2019     200
     200   Gulf Coast Waste PCRB, Series 1994          3.90    4/01/2013     200
     200   Harris County Housing Finance Corp. MFH RB,
            Series 1988A (NBGA)                        3.90    6/01/2005     200
     300   Lower Neches Valley Auth. IDC RB,
            Series 1994A                               3.75    2/01/2004     300
     495   Matagorda County Hospital District RB,
            Series 1988 (LOC)                          4.20    8/01/2018     495
     600   North Central Health Facility
            Development Corp. RB, Series 1999C (LOC)   3.95   11/15/2029     600
     870   North Central IDA RB, Series 1983           4.05   10/01/2013     870
     400   Port Arthur Navigation District IDC PCRB,
            Series 1985 (LOC)                          4.10    5/01/2003     400
     210   Port Corpus Christi IDC RB, Series 1992
            (LOC)                                      4.05    7/01/2002     210
     200   Port Development Corp. RB, Series 1984
            (LOC)                                      4.15   12/01/2004     200
     400   Tarrant County Housing Finance Corp. MFH
            RB, Series 1985 (LOC)                      3.95   12/01/2025     400
     600   Travis County Housing Finance Corp. MFH RB,
            Series 1999 (NBGA)                         3.90   12/15/2029     600
     100   Trinity River IDA RB, Series 1984 (LOC)     4.03   11/01/2014     100
     250   Victoria Health Facilities Development
            Corp. RB, Series 1997 (LOC)                3.90    9/01/2027     250
--------------------------------------------------------------------------------
           Total variable-rate demand notes (cost: $9,220)                 9,220
--------------------------------------------------------------------------------
                          FIXED-RATE INSTRUMENTS (3.9%)

           Texas
     125   Central College District Building RB,
            Series 1999 (INS)(2)                       4.50    5/15/2000     125
      50   Palestine Waterworks Sewer Systems RB,
            Series 1999 (INS)(2)                       6.75    7/15/2000      51
     200   Tyler GO, Series 1990 (PRE)                 7.00    8/15/2006     202
--------------------------------------------------------------------------------
           Total fixed-rate instruments (cost: $378)                         378
--------------------------------------------------------------------------------
           Total investments (cost: $9,598)                               $9,598
================================================================================











                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Multi-Family Housing                                17.6%
            Electrical Equipment                                11.2
            Nursing/Continuing Care Centers                     10.2
            Containers - Paper                                   8.3
            Hospitals                                            8.3
            Manufacturing - Diversified Industries               8.3
            Health Care - Miscellaneous                          8.1
            Education                                            5.4
            Publishing/Newspapers                                5.0
            Airport/Port                                         4.2
            Oil & Gas - Exploration & Production                 4.2
            Oil - International Integrated                       3.1
            Chemicals - Diversified                              2.1
            Escrowed Bonds                                       2.1
            Retail - Specialty                                   1.0
            Water/Sewer Utilities - Municipal                    0.5
                                                                ----
            Total                                               99.6%
                                                                ====










NOTES TO PORTFOLIOS OF INVESTMENTS

March 31, 2000


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.




See accompanying notes to financial statements.












STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 2000



                                                        USAA         USAA
                                                        Texas    Texas Tax-Free
                                                      Tax-Free    Money Market
                                                    Income Fund      Fund
                                                    ----------------------------


ASSETS

   Investments in securities, at market value
      (identified cost of $32,289 and $9,598,
      respectively)                                   $  31,520     $   9,598
   Cash                                                       1            69
   Receivables:
      Capital shares sold                                     5            20
      Interest                                              468            39
      Securities sold                                        26            -
                                                    ----------------------------
         Total assets                                    32,020         9,726
                                                    ----------------------------

LIABILITIES

   Capital shares redeemed                                   10            78
   USAA Investment Management Company                         2            -
   USAA Transfer Agency Company                               2             1
   Accounts payable and accrued expenses                     25             8
   Dividends on capital shares                               37             2
                                                    ----------------------------
         Total liabilities                                   76            89
                                                    ----------------------------
            Net assets applicable to capital
              shares outstanding                      $  31,944     $   9,637
                                                    ============================

REPRESENTED BY:

   Paid-in capital                                    $  34,268     $   9,637
   Accumulated net realized loss on investments          (1,555)           -
   Net unrealized depreciation of investments              (769)           -
                                                    ----------------------------
            Net assets applicable to capital
              shares outstanding                      $  31,944     $   9,637
                                                    ============================
   Capital shares outstanding, unlimited number
      of shares authorized, $.001 par value               3,158         9,637
                                                    ============================
   Net asset value, redemption price, and offering
      price per share                                 $   10.12     $    1.00
                                                    ============================


See accompanying notes to financial statements.












STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 2000



                                                       USAA            USAA
                                                       Texas      Texas Tax-Free
                                                      Tax-Free     Money Market
                                                    Income Fund        Fund
                                                    ----------------------------

Net investment income:
   Interest income                                    $  2,024       $   298
                                                    ----------------------------
   Expenses:
      Management fees                                      174            41
      Transfer agent's fees                                 32            11
      Custodian's fees                                      41            18
      Postage                                                4             2
      Shareholder reporting fees                             4             1
      Trustees' fees                                         6             6
      Registration fees                                      5             3
      Professional fees                                     24            25
      Other                                                  2             1
                                                    ----------------------------
         Total expenses before reimbursement               292           108
      Expenses reimbursed                                 (118)          (68)
                                                    ----------------------------
         Total expenses after reimbursement                174            40
                                                    ----------------------------
            Net investment income                        1,850           258
                                                    ----------------------------
Net realized and unrealized loss on investments:
      Net realized loss                                 (1,554)           -
      Change in net unrealized
        appreciation/depreciation                       (1,788)           -
                                                    ----------------------------
            Net realized and unrealized loss            (3,342)           -
                                                    ----------------------------
Increase (decrease) in net assets resulting from
  operations                                          $ (1,492)      $   258
                                                    ============================


See accompanying notes to financial statements.










STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,



                                                  USAA                  USAA
                                             Texas Tax-Free        Texas Tax-Free
                                              Income Fund         Money Market Fund
                                           -----------------------------------------
                                             2000       1999       2000       1999
                                           -----------------------------------------


From operations:
   Net investment income                   $  1,850   $  1,387   $    258   $    204
   Net realized gain (loss) on investments   (1,554)       111         -          -
   Change in net unrealized appreciation/
      depreciation of investments            (1,788)      (217)        -          -
                                           -----------------------------------------
      Increase (decrease) in net assets
         resulting from operations           (1,492)     1,281        258        204
                                           -----------------------------------------
Distributions to shareholders from:
   Net investment income                     (1,850)    (1,387)      (258)      (204)
                                           -----------------------------------------
   Net realized gains                          (111)       (37)        -          -
                                           -----------------------------------------
From capital share transactions:
   Proceeds from shares sold                 12,025     17,875     13,563     11,241
   Dividend reinvestments                     1,492      1,120        240        193
   Cost of shares redeemed                  (12,886)    (5,202)   (11,670)    (9,818)
                                           -----------------------------------------
      Increase in net assets from
         capital share transactions             631     13,793      2,133      1,616
                                           -----------------------------------------
Net increase (decrease) in net assets        (2,822)    13,650      2,133      1,616
Net assets:
   Beginning of period                       34,766     21,116      7,504      5,888
                                           -----------------------------------------
   End of period                           $ 31,944   $ 34,766   $  9,637   $  7,504
                                           =========================================
Change in shares outstanding:
   Shares sold                                1,135      1,603     13,563     11,241
   Shares issued for dividends reinvested       145        101        240        193
   Shares redeemed                           (1,262)      (466)   (11,670)    (9,818)
                                           -----------------------------------------
      Increase in shares outstanding             18      1,238      2,133      1,616
                                           =========================================


See accompanying notes to financial statements.










NOTES TO FINANCIAL STATEMENTS

March 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the USAA Texas Tax-Free Income Fund and USAA Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The USAA Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

On April 18, 2000, the Board of Trustees voted to close and liquidate the Funds as of June 30, 2000. As of April 19, 2000, the Funds were closed to all new investors.

A. Security valuation - Investments in the USAA Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Texas Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Texas tax-exempt securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, assets at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 2000.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2000, the USAA Texas Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1.6 million which, if not offset by subsequent capital gains will expire in 2009. It is unlikely that the Company's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2000, were as follows:

                               USAA Texas Tax-Free   USAA Texas Tax-Free
                                   Income Fund        Money Market Fund
                                     ($000)                 ($000)
                               -----------------------------------------
Purchases                            $28,220               $19,759
Sales/maturities                     $32,249               $17,626

For the USAA Texas Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 2000, was as follows:

                             Appreciation     Depreciation        Net
                                ($000)           ($000)         ($000)
                             -----------------------------------------
USAA Texas Tax-Free
 Income Fund                     $289           ($1,058)        ($769)


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through June 30, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


(7) FINANCIAL HIGHLIGHTS - USAA TEXAS TAX-FREE INCOME FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                          Year Ended March 31,
                          ------------------------------------------------------
                              2000      1999      1998      1997      1996
                          ------------------------------------------------------
Net asset value at
   beginning of period      $ 11.07   $ 11.10   $ 10.38   $ 10.45   $ 10.21
Net investment income           .55       .56       .57       .59       .58
Net realized and
   unrealized gain (loss)      (.92)     (.01)      .82       .13       .36
Distributions from net
   investment income           (.55)     (.56)     (.57)     (.59)     (.58)
Distributions of realized
   capital gains               (.03)     (.02)     (.10)     (.20)     (.12)
                          ------------------------------------------------------
Net asset value at
   end of period            $ 10.12   $ 11.07   $ 11.10   $ 10.38   $ 10.45
                          ======================================================
Total return (%) *            (3.29)     5.00     13.71      7.06      9.42
Net assets at end
   of period (000)          $31,944   $34,766   $21,116   $11,206   $ 8,053
Ratio of expenses to
   average net assets (%)       .50       .50       .50       .50       .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)           .84       .87       .98      1.35      1.66
Ratio of net investment
   income to average
   net assets (%)              5.31      5.00      5.27      5.63      5.51
Portfolio turnover (%)        86.02     55.83     56.29     86.17     71.14


* Assumes reinvestment of all dividend income and capital gain distributions during the period.


(7) FINANCIAL HIGHLIGHTS - USAA TEXAS TAX-FREE MONEY MARKET FUND

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                           -----------------------------------------------------
                               2000      1999      1998      1997      1996
                           -----------------------------------------------------
Net asset value at
   beginning of period       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Net investment income            .03       .03       .03       .03       .03
Distributions from net
   investment income            (.03)     (.03)     (.03)     (.03)     (.03)
                           -----------------------------------------------------
Net asset value at
   end of period             $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                           =====================================================
Total return (%) *              3.20      3.16      3.43      3.22      3.49
Net assets at end
   of period (000)           $ 9,637   $ 7,504   $ 5,888   $ 5,280   $ 4,695
Ratio of expenses to
   average net assets (%)        .50       .50       .50       .50       .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)           1.33      1.33      1.37      1.77      2.02
Ratio of net investment
   income to average
   net assets (%)               3.17      3.10      3.38      3.17      3.42


* Assumes reinvestment of all dividend income distributions during the period.









Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                         Legal Counsel
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

Custodian                              Independent Auditors
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

Telephone Assistance Hours             Internet Access
Call toll free - Central Time          usaa.com(ServiceMark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777